UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 31, 2012 (May 30, 2012)

CAPELLA HEALTHCARE, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-175188	20-2767829
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

501 Corporate Centre Drive, Suite 200 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (615) 764-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01. Other Events.

On May 30, 2012, Capella Healthcare, Inc. (the “Company”) issued a press release announcing the execution of a definitive agreement with Muskogee Community Hospital in Muskogee, Oklahoma. See the press release attached as Exhibit 99.1 to this Current Report on Form 8-K.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits.

Exhibit  99.1 Press release issued on May 30, 2012 by Capella Healthcare, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Capella Healthcare, Inc.

By:	/s/ Denise W. Warren
Denise W. Warren
Senior Vice President, Chief Financial Officer and Treasurer

Date: May 31, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued on May 30, 2012 by Capella Healthcare, Inc.